UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2006
COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road
Fairfield, New Jersey		07004
(Address of principal executive offices)		(Zip Code)
(973) 882-9000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In connection with the June 24, 2005 acquisition by Covanta Holding Corporation (the “Company”), through its subsidiary Covanta Energy Corporation, of all of the outstanding stock of Covanta ARC Holdings, Inc., formerly known as American Ref-Fuel Holdings Corp. (“ARC Holdings”), the Company is filing the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 which is attached as Exhibit 99.1 hereto and incorporated herein by reference, based on the historical financial statements of the Company and ARC Holdings and its subsidiaries.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 based on the historical financial statements of the Company and ARC Holdings and its subsidiaries.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 14, 2006
COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ TIMOTHY J. SIMPSON
Name:	Timothy J. Simpson,
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 based on the historical financial statements of the Company and ARC Holdings and its subsidiaries.